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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2002

Array BioPharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Walnut Street, Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

        On December 19, 2002, the registrant issued a press release announcing adjusted growth expectations for fiscal year 2003, the full text of which is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.
Date: December 19, 2002	By:	/s/ ROBERT E. CONWAY Robert E. Conway Chief Executive Officer

Exhibit No.
99.1	Press release dated December 19, 2002 entitled "Array BioPharma Adjusts Growth Expectations for Fiscal 2003."

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  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES